Exhibit 10.3

                                LICENSE AGREEMENT

         THIS AGREEMENT is entered into as of November 8, 1996, by Simmonds Capital Limited, a corporation incorporated pursuant to the laws of the province of Ontario ("Licensor"), and American Digital Communications, Inc., a corporation incorporated pursuant to the laws of the State of Wyoming ("Licensee").

                                    RECITALS

         A. Licensor acquired a license for the Products from Midland International Corporation ("MIC"), a wholly-owned subsidiary of the Licensor, pursuant to a license agreement dated the date hereof, a copy of which is attached hereto as Schedule 1.

         B. Licensor and MIC are distributors of commercial and mobile radio products under the Trademark, as defined.

         C. Licensor is the sole and exclusive owner of the License.

         D. Licensee is a distributor of communications products.

         E. Licensor desires to sell, assign and grant to Licensee a limited exclusive license to use the Trademark and to sell the products, as hereinafter defined, in the Territory, as hereinafter defined, and Licensee desires to obtain such license, in accordance with the terms and provisions contained in this Agreement.

                                    AGREEMENT

         In consideration of the foregoing and the mutual promises and covenants contained in this Agreement, the parties agree as follows:

                                   ARTICLE 1
                                   DEFINITIONS

                  1.1 "Affiliate" of a person means an entity which controls, is controlled by or is under common control with such person.

                  1.2 "Agreement" means this agreement including any recitals or schedules hereto.

                  1.3  "Confidential  Information"  means  any and  all  data or information disclosed by one party to this Agreement to another party to this Agreement (a) which either party receives from the other party or of which it becomes aware or with which it comes in contact as a consequence of or in connection with this Agreement or any prior agreement, understanding or discussion between the parties or their respective Affiliates; (b) which has value to the party disclosing such information and is not generally known by its competitors; and (c) which is considered by the party disclosing such information to be confidential  or  proprietary,
whether or not marked as such. Confidential Information shall include but is not limited to information related to, contained in or consisting of trade secrets, commercial secrets, industrial secrets, business contacts, customer lists, supplier lists, ideas, concepts, designs, drawings, specifications, work-in-process, research, developments, methods, processes, know-how, contractual relationships, intellectual property, patent applications, technology, computer software, source codes, object codes, financial condition or performance, plans, strategies, distribution arrangements and other similar information, whether existing prior to or after the date of this Agreement, provided that Confidential Information shall not include information which (i) was disclosed to one party to this Agreement by a source other than another party to this Agreement or its Affiliates or agents without restriction on disclosure and without, to the knowledge of the recipient of the information, any breach of an obligation of confidentiality; (ii) is generally known to the public or in the electronics industry through no fault of the recipient of the information or its Affiliates; (iii) is approved for disclosure by the disclosing party to this Agreement in writing; (iv) is required to be disclosed by operation of law or the requirement of a court or governmental agency; or (v) is independently developed by a party or its Affiliates without use, directly or indirectly, of any Confidential Information of the other party or its Affiliates.

                  1.4 "Consumer Products" means consumer wireless products and consumer electronic products consisting of consumer communications equipment, consumer automotive equipment, consumer marine equipment, consumer amateur radio products and consumer audio products and/or video home entertainment equipment, including, but not limited to, citizen band radios, GMRS radios, marine radios, scanners, intercoms, radio recorders, car radios, itinerant radios, consumer GPS marine products, satellite receivers, video cassette recorders, video cameras, stereophonic and high fidelity components and/or systems, compact disc players, laser disc players, cordless telephones, consumer paging products, telephones with video, and other telephones and antennas and other accessories for the foregoing. The definition of Consumer Products specifically excludes cellular telephones, personal communications systems (PCS) telephones, commercial and two-way paging products, commercial wireless satellite antennas, and the land mobile radio ("LMR") and LMR antenna products, and all other electronic or communications equipment for use in the professional and commercial market and antennas and other accessories for the foregoing;

                  1.5 "License" means the license granted under Article 3 of this Agreement.

                  1.6 "License  Agreement" means that certain license  agreement
dated   November  8,  1996  between  the  Licensor  and  Midland   International
Corporation, attached hereto as Schedule 1.

                  1.7  "License  Fee"  means the  non-refundable  fee set out in
Article 4.

                  1.8 "Products" means and is expressly limited to land mobile radio products bearing the Trademark manufactured by or for Licensor in the commercial and professional markets. Specifically excluded from the definition of Products are Consumer Products.

                  1.9 "Territory" means the world, excluding the following countries:

                           (i) the United States of America and its  territories
and possessions;

                           (ii) Canada;

                           (iii)  United  Kingdom,  Ireland,  Germany,  Holland,
Belgium,   Luxembourg,   France,   Spain,   Portugal,   Malta,  Italy,  Austria,
Switzerland, Greece, Cyprus, Turkey, Norway, Sweden, Finland, Iceland, Denmark;

                           (iv) Cameroon,  Nigeria,  Oman, Benin,  Yemen,  Toga,
Burkina Faso, Senegal, Gambia, Sierra Leone, Liberia, Ivory Coast, Ghana, Gabon, Algeria, Congo, Morocco, Angola, Gibraltar, Namibia, Western Sahara, South Africa, Mauritania, Swaziland, Botswana, Niger, Mozambique, Chad, Sudan, Ethiopia, Zimbabwe, Somalia, Kenya, Malawi, Uganda, Tanzania, Zaire, Central African Republic and Rwanda;

                           (v) Iran, Iraq,  United Arab Emirates,  Saudi Arabia,
Bahrain, Qatar, Kuwait, Syria, Jordan, Israel, Lebanon, Egypt, Libya;

                           (vi)  India,   Afghanistan,   Pakistan,   Bangladesh,
Burundi, Sri Lanka, Georgia, Turkmenistan, Kazakstan;

                           (vii)  Guinea  Bisseau,  Guinea,  Equatorial  Guinea,
Canary Islands, Mali, Madagascar, Mauritius;

                           (viii) Anguilla, Antigua and Barbuda, Aruba, Bahamas,
Barbados, Belize, Bermuda, Bonaire, British Virgin Islands, Cayman Islands, Cuba, Curacao, Dominica, Dominican Republic, Grenada, Guadeloupe, Guyana, Haiti, Jamaica, Martinique, Montserrat, Netherlands Antilles, Puerto Rico, Saint Lucia, Saint Vincent and the Grenadines, Trinidad and Tobago, Turks and Caicos Island, Belize, Costa Rica, El Salvador, Guatemala, Honduras, Nicaragua, Panama.

                  1.10 "Trademark" means and is limited to (i) the registered trademark "Midland" in all countries in the Territory and all future registrations obtained by Licensor or its Affiliates in the Territory; (ii) all existing and future rights of Licensor and its Affiliates to the name "Midland" in all countries in the Territory in which trademark registration has not been obtained; and (iii) all existing and future logos used in connection therewith, whether or not registered in all countries in the Territory.

                                   ARTICLE 2
                                  THE TRADEMARK

                  2.1 Licensee will register the Trademark in Licensor's name and at Licensee's expense in those jurisdictions in the Territory where Licensor reasonably determines registration may be necessary or desirable. Licensee will register or record any other documents or material at Licensee's expense as may be required or desirable in Licensor's reasonable opinion in the Territory in order to safeguard the Trademark. Should the laws or regulations of the Territory or any jurisdiction in the Territory require that the Products be registered with, or approved by, any governmental or other authority, then Licensee shall take such steps as are reasonably necessary to obtain such approval or registration at its expense, always, however, ensuring that Licensor's rights in and to the Products and the Trademark and any other rights are clearly indicated. Licensor shall, at Licensee's expense, cooperate with Licensee in obtaining such approvals or registration. In the event that this Agreement is terminated by Licensor less than five (5) years after the date on which Licensee obtains approvals or registration for the Products in a jurisdiction of the Territory, Licensor shall reimburse Licensee for its reasonable ascertainable expenses in obtaining such approvals or registration. Upon termination of this Agreement, Licensee shall assign to Licensor all rights, title and interest it may have acquired in all such approvals and registrations. Licensee is solely responsible for ensuring that the Products are duly approved and registered in all jurisdictions of the Territory and that its sale and distribution of the Products and use of the Trademark at all times meets all applicable laws and regulations existing at any time in any jurisdiction in the Territory.

                  2.2 Licensor represents that, without having conducted searches or investigations of any kind or reviewed any records, it is not aware of any infringement of the Trademark in the Territory. Licensor does not represent or warrant that Licensor owns the Trademark, that the Trademark is valid or enforceable in the Territory or that the Trademark is or will be free of infringement or that it does not infringe on the rights of others, and Licensor shall have no liability to Licensee arising from any attacks or challenges to the validity, ownership or enforceability of the Trademark or any registrations or applications therefor. Licensee shall promptly advise Licensor of any infringement of the Trademark of which it becomes aware during the term of this Agreement. Licensor shall not be required to prosecute any infringement of the Trademark in the Territory. If Licensor undertakes prosecution of infringement, Licensor is entitled to any amounts recovered in such action. Licensee agrees to render reasonable assistance to Licensor in such action. During the term of this Agreement, Licensee may at its cost prosecute any such infringement as Licensor's agent in the Territory with the prior written consent of Licensor, which consent shall not be unreasonably withheld. Licensee shall keep Licensor apprised of the progress of any such proceeding. Before Licensee may settle such proceeding, it must obtain consent to the settlement from
Licensor, acting reasonably. The parties shall mutually agree, acting reasonably, upon the allocation to each party of any amounts recovered in such proceedings.

                  2.3 Licensor shall have no responsibility in manufacturing, packaging and exporting the Products to Licensee.

                                   ARTICLE 3
                                  LICENSE GRANT

                  3.1 Licensor hereby grants, assigns and transfers to the Licensee all of its right, title and interest in and to the License Agreement, as such right, title and interest is amended pursuant to the terms of this Agreement as at and from the Effective Date. Licensor further grants, assigns and transfers to the Licensee its customer records and the right to acquire the benefits of any existing purchase orders, providing the Licensee also agrees to assume liability for all warranty claims in respect of such purchase orders, arising from and in connection with the License as at and from the Effective Date.

                  3.2 Licensor and Licensee hereby each confirm that the terms and conditions contained in the License Agreement shall apply as between the Licensor and Licensee as if they were the original parties thereunder, other than to the extent that the License Agreement has been amended hereby.

                  3.3 Licensee is designated as Licensor's registered user of the Trademark in those countries in the Territory where such registrations are appropriate and Licensee shall co-operate with Licensor in making all applications in connection with such designation as Licensor deems reasonably necessary or desirable. Licensee acknowledges that it is only a licensee of the Trademark and agrees that it shall make no claim of ownership or any other claim to or under the Trademark, apart from its limited ability as a licensee to use the Trademark on the limited category of Products pursuant to this Agreement.

                  3.4 Licensee may appoint distributors in the Territory provided such distributors comply with all provisions of this Agreement. Licensee shall enter into agreements with such distributors which contain terms in favour of the Licensee which are the same as or mare onerous than those under this Agreement. Licensee shall remain fully responsible to Licensor for the conduct of each of its distributors. Licensee agrees to honour any existing distribution agreements until such agreements are legally terminated.

                                   ARTICLE 4
                       LICENSEE FEE AND BUYING COMMISSION

                  4.1 In consideration for the License, Licensee shall issue to Licensor on the Effective Date 3,000,000 common shares issued in reliance on Regulation S in the capital stock of the Licensee.

                                   ARTICLE 5
                              PROMOTION OF PRODUCTS

                  5.1 Licensee shall use its best efforts to promote and market the full range of Products and to maximize the distribution and sale of the Products and to protect and promote the reputation and goodwill of the Products, the Trademark and Licensor and the brand perception of the Products. 5.2 Licensee shall comply with all standards for the Products as specified by Licensor from time to time. Licensee shall promptly notify Licensor of any complaints or claims about the Products and shall comply with the procedure specified by Licensor for dealing with such complaints or claims.

                  5.3 Licensee agrees that all marketing plans relating to the Products in the Territory shall be developed in consultation with Licensor and in accordance with the worldwide marketing policies of Licensor as may be amended from time to time.

                  5.4 Licensee agrees to purchase from Midland Japan, attention Mr. Mori its requirements for the Products and Licensee agrees and acknowledges that Licensor shall have no responsibility or obligation to accept or deliver any Products to the Licensee hereunder.

                                   ARTICLE 6
                              RELEASE AND INDEMNITY

                  6.1 As additional consideration for the License, Licensee and its respective Affiliates, successors and assigns, hereby unconditionally indemnify, release and hold Licensor and its respective officers, directors, partners, shareholders, employees, Affiliates and assigns (the "Indemnified Parties") harmless from any and all claims, losses and causes of action whatsoever, arising from any understandings, negotiations, representations, relationships or statements, express or implied, involving any of the Indemnified Parties which occurred or existed or which Licensee claims to have occurred or existed prior to the date of this Agreement.

                  6.2 Licensee shall at all times maintain comprehensive general liability insurance, including product liability coverage, with minimum limits of not less than One Million Dollars ($1,000.000). Licensor shall be a named insured under the insurance. Upon request, Licensee shall provide to Licensor a certificate evidencing such insurance.

                                   ARTICLE 7
                      ADDITIONAL COVENANTS AND RESTRICTIONS

                  7.1 During the term of this Agreement, without the written consent of Licensor, Licensee shall not and shall not cause or permit any of its agents, Affiliates or distributors to (a) sell any Products under the Trademark outside of the Territory, or (b) knowingly sell any Products under the Trademark in the Territory for resale outside of such Territory.

                  7.2 Licensee may use the Trademark in the sale, display, promotion and servicing of Products, but only in accordance with this Agreement and only to the extent the Products are associated with the Trademark. Licensee may not use or attempt to register on its own behalf the Trademark, the term "Midland" or any logos associated therewith or any similar term or logo as part of any mark, name, trade style or business or corporate names of Licensee or in connection with the sale, display, servicing or promotion of any products other than the Products except in accordance with this Agreement. No other use may be made of the Trademark without Licensor's prior written consent. Licensor reserves the right, acting reasonably, to review and approve all uses of the Trademark by Licensee on Products or in Licensee's promotional material or otherwise prior to the introduction of such use, such approval not to be unreasonably withheld; provided, that approval will be deemed to have been given if Licensor does not object in writing to Licensee's proposed use within 10 business days after receipt of such materials for review. The Trademark is the exclusive property of Licensor and all rights to all goodwill developed with respect to the Trademark or any derivation thereof shall accrue solely to the benefit of Licensor. Licensee shall not at any time, during the term of this Agreement or thereafter, do or cause to be done any thing, directly or indirectly, which may affect the distinctiveness, validity, ownership or enforceability of the Trademark.

                  7.3 At the request of Licensor, Licensee shall affix to all Products and display in a reasonable manner in all promotional literature and materials the following legend or such other legend as Licensor may prescribe from time to time:

         "Midland" is a registered trademark of Simmonds Capital Limited, Toronto, Ontario, Canada, used under license.

                  7.4 Licensor shall have no liability for any product warranties extended by Licensee or its suppliers. Licensee shall indemnify and hold Licensor and its officers, directors, employees, shareholders, Affiliates and assigns harmless from all claims, demands, damages, costs, liabilities, actions and causes of action arising from any breach of warranty by Licensee or its suppliers or any failure of or defect in any Products sold or distributed by Licensee.

                  7.5 Licensor shall have no responsibility, obligation or liability to accept or deliver any Products which Licensee may order pursuant to this Agreement and Licensee further acknowledges and agrees that all purchases of Products are to be co-ordinated through Midland Japan, attention Mr. Mori.

                  7.6 Licensee shall conduct its business in compliance with applicable laws and regulations. Licensee may use the Trademark only in connection with the distribution and sale of products of standard commercial quality when put to their intended use. Licensor shall have the right to conduct an annual inspection of the operations and facilities of Licensee and its supplier and distributors to ensure compliance with the covenants contained in this Section 7.6.

                  7.7 Licensee shall assume responsibility for compliance with all applicable laws and regulations, including but not limited to customs laws and regulations, in connection with the importation, distribution and sale of Products bearing the Trademark.

                                   ARTICLE 8
                                 CONFIDENTIALITY

                  8.1 The parties acknowledge that they may receive or come into contact with Confidential Information in connection with this Agreement or prior dealings between the parties or their Affiliates. A party receiving Confidential Information (the "Recipient") shall not disclose to others or use for any purpose any Confidential Information of the other party without the written consent of the party disclosing the Confidential Information (the "Discloser"). The Recipient shall use the same care and discretion, but in no event less than reasonable care and discretion, to prevent unauthorized use or disclosure of Confidential Information as it employs with similar information of its own. The covenants of confidentiality herein contained will apply after the date of this Agreement to any Confidential Information, whether disclosed prior to or after such date.

                  8.2 The parties acknowledge that any breach by them of the provisions of Section 8.1 could cause irreparable injury to the Discloser which would not be fully compensable in damage. Accordingly, the Discloser shall be entitled to obtain junctive relief from a court of competent jurisdiction against any breach or threatened breach by the Recipient of such provisions, without the necessity of posting bond or proving lack of an adequate remedy at law.

                                   ARTICLE 9
                                   ARBITRATION

                  9.1 Unless either party elects to bring an action for injunctive relief under Article 8, any dispute, controversy or claim arising out of or relating to this Agreement or any breach hereof shall be resolved by arbitration in accordance with the then existing Rules of Conciliation and Arbitration of the International Chamber of Commerce, as modified hereby.

                  9.2 Unless otherwise agreed by the parties, the arbitration panel shall consist of three arbitrators, one to be appointed by Licensor and one to be appointed by Licensee, with the third to be appointed by the two arbitrators appointed by Licensor and Licensee. If either of the parties fails to appoint an arbitrator within 30 days after receipt of notice of the appointment by the other of its arbitrator, or if the two arbitrators fail to appoint a third, then the International Chamber of Commerce will have the power, at the request of either party, to make the appointment(s) which has not been made as contemplated above.

                  9.3 The arbitrator shall not have the power of amiables compositeurs. Unless the parties otherwise agree the arbitration shall take place in Toronto, Ontario, Canada. Both parties shall be entitled to representation by counsel, to appear and present oral and written evidence and argument, to compel the testimony of witnesses and the production of documents, to obtain a written list of the other party's witnesses and documents prior to the hearing, and to examine and cross-examine witnesses. The substantive law governing this Agreement shall also govern the arbitration proceeding. The arbitration proceedings, all pleadings and evidence therein, and the arbitral award shall be in the English language, with any translation into another language to be at the expense of Licensee. The arbitral award shall be in writing and shall explain the reasons for the award. The arbitral award shall be final and binding on the parties. The expense of arbitration shall be shared equally by the parties unless otherwise decided by the arbitrators.

                  9.4 Each party agrees that final judgment on an arbitral award rendered against it in any action or proceeding relating to this Agreement shall be conclusive and may be enforced, to the extent permitted by applicable law, in any jurisdiction within or without the Territory by suit on the judgment, a certified copy of which shall be conclusive evidence thereof, or by such other means provided by applicable law.

                                   ARTICLE 10
                              TERM AND TERMINATION

                  10.1 Unless terminated in accordance with this Article 10 or other provisions under this Agreement, this Agreement shall be for a term commencing on the date hereof and continuing indefinitely.

                  10.2 This Agreement may be terminated at any time by Licensee by giving 30 days written notice to Licensor.

                  10.3 Without prejudice to any rights of action or any claims for damage or rights accrued at the date of termination, Licensor may terminate this Agreement:

         (a) in the event of a breach of any term of this Agreement by Licensee, provided that Licensee retains the right to cure any such breach not later than thirty (30) days following notice of the breach given to Licensee;

         (b) immediately in the event Licensee takes steps to enter into liquidation or becomes insolvent, bankrupt or enters into a deed of arrangement for the benefit of its creditors or commits any equivalent act or thing under any applicable law, or if a receiver is appointed for its assets or business.

                  10.4 Upon any termination of this Agreement by the parties or by Licensee or by operation of law, the Licensee and all rights of Licensee to use the Trademark shall immediately terminate, and Licensee shall immediately discontinue all use of the Trademark, except as necessary in the reasonable judgment of Licensor to enable Licensee to dispose of any then existing inventories of Licensee which display the Trademark. Licensor shall not be liable to Licensee or any Affiliate for any damage, loss or expense reimbursement or any refund of all or part of the License Fee arising from any termination of this Agreement. All payments due under this Agreement immediately become payable to Licensor.

                                   ARTICLE 11
                                  MISCELLANEOUS

                  11.1 Nothing in this Agreement shall be construed to deem Licensor and Licensee partners, joint ventures, principal and agent or vendor and distributor, or create any relationship other than licensor-licensee. Licensee is not a distributor, representative or agent of Licensor, and neither party shall have the right to contract for or to bind the other in any way.

                  11.2 Each party consents to service of process upon it in any proceeding brought pursuant to the terms hereof by mailing copies of any notice or pleadings by registered mail, return receipt requested, to it at its address set forth in Section 11.4. The foregoing shall not limit the right of either party to serve process in any other manner permitted by applicable law and shall not limit the ability of either party to bring any proceeding or to obtain execution of any judgment rendered in any such proceeding in any other jurisdiction in which the other party or any of its property or assets may be found.

                  11.3 This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario.

                  11.4 Any notice required or permitted hereunder shall be in writing and may be hand delivered or sent by commercial overnight courier, registered or certified mail or facsimile transmission:

         (a)      to Licensor:

                  Simmonds Capital Limited
                  Suite 1050
                  5255 Yonge Street
                  Willowdale, Ontario
                  M2N 6P4

                  Attention:        Chief Executive Officer
                  Facsimile:        (416) 221-3800

         (b)      with a copy to:

                  Heenan Blaikie
                  Barristers & Solicitors
                  Suite 2600
                  Royal Bank Plaza, South Tower
                  Toronto, Ontario
                  M5J 2J4

                  Attention:        W. Fraser McDonald
                  Facsimile:        (416) 360-8425

         (c)      to Licensee:

                  Americans Digital Communications, Inc.
                  3773 Cherry Creek North Drive
                  Suite 615
                  Denver, Colorado  80209

                  Attention:        Mr. Gene Klawetter
                  Facsimile:        (303) 377-9705

         (d)      with a copy to:

                  Brasher & Company
                  Attorneys and Counselors at Law
                  90 Madison Street
                  Suite 707
                  Denver, Colorado  80206

                  Attention:        Mr. John Brasher
                  Facsimile:        (303) 355-3063

         or to such other address or facsimile number as either party may notify the other in writing in accordance with this Section 11.4.

                  11.5 This Agreement may be executed in counterparts, each of which shall be deemed an original and both of which, taken together, shall constitute one and the same instrument. A facsimile signature of this Agreement shall be valid if followed by a signed hard copy.

                  11.6 This constitutes the entire agreement of the parties with regard to the subject matter hereof, and may not be modified, altered or amended except in writing and signed by all parties hereto. Any prior agreement and any other agreement, arrangement and understanding between the parties or their Affiliates, written or oral, express or implied, are hereby terminated.

         11.7 (a) This  Agreement  shall  be  binding  on and  enure to the benefit of the parties hereto. Licensor may assign this Agreement or any rights hereunder to any successor owner or assignee of the Trademark by giving written notice to Licensee.

         (b) Licensee may not assign this Agreement or grant a sublicense of all or any of its rights except with the prior written consent of Licensor and then only to a party which undertakes in a written instrument reasonably acceptable to Licensor to abide by and agree to perform all covenants, obligations and restrictions of and upon Licensee under this Agreement. The parties hereto specifically consent to the assignment of this Agreement or any right or entitlement under this Agreement to American Digital Corporation, a wholly owned subsidiary of the Licensee incorporated under the laws of the Province of Ontario, provided that it complies with the terms and provisions contained in this section.

                  11.8 If any provision of this Agreement is determined by an arbitrator or a court of competent jurisdiction to violate any applicable law or public policy, such provision shall be severed herefrom, provided such severance may be effected in such a way as not to destroy the essential meaning and intent of this Agreement, and the remaining provisions hereof shall remain in full force and effect.

                  11.9 All dollar amounts in this Agreement are in currency of the United States of America.

                  11.10 This Agreement may be executed in one or more counterparts, which can include facsimile counterparts, each of which when so executed shall constitute an original and all of which together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date set forth above.

                                        SIMMONDS CAPITAL LIMITED


                                        By:
                                          ------------------------------------

                                        AMERICAN DIGITAL COMMUNICATIONS, INC.


                                        By:
                                          ------------------------------------

                                   SCHEDULE 1

                                LICENSE AGREEMENT

         THIS AGREEMENT is entered into November 13, 1996, by Midland International Corporation, a corporation incorporated pursuant to the laws of the State of Delaware ("Licensor") and Simmonds Capital Limited, a corporation incorporated pursuant to the laws of the province of Ontario ("Licensee").

                                    RECITALS

         A. Licensor is a distributor of commercial and mobile radio products under the Trademark, as defined.

         B. Licensor is a wholly-owned subsidiary of the Licensee.

         C. Licensor is in the process of winding up its affairs.

         D. Licensor is the sole and exclusive owner of the License.

         E. Licensee is a distributor of communications products.

         F. Licensor desires to sell, assign and grant to Licensee the exclusive license to use the Trademark and to sell the products, as hereinafter defined, in the Territory, as hereinafter defined, and Licensee desires to obtain such license, in accordance with the terms and provisions contained in this Agreement.

                                    AGREEMENT

         In consideration of the foregoing and the mutual promises and covenants contained in this Agreement. the parties agree as follows:

                                   ARTICLE 1
                                   DEFINITIONS

                  1.1 "Affiliate" of a person means an entity which controls, is controlled by or is under common control with such person.

                  1.2 "Agreement" means this agreement including any recitals or schedules hereto.

                  1.3  "Confidential  Information"  means  any and  all  data or information disclosed by one party to this Agreement to another party to this Agreement (a) which either party receives from the other party or of which it becomes aware or with which it comes in contact as a consequence of or in connection with this Agreement or any prior agreement, understanding or discussion between the parties or their respective Affiliates; (b) which has value to the party disclosing such information and is not generally known by its competitors; and (c) which is considered by the party disclosing such information to be confidential  or  proprietary,
whether or not marked as such. Confidential Information shall include but is not limited to information related to, contained in or consisting of trade secrets, commercial secrets, industrial secrets, business contacts, customer lists, supplier lists, ideas, concepts, designs, drawings, specifications, work-in-process, research, developments, methods, processes, know-how, contractual relationships, intellectual property, patent applications, technology, computer software, source codes, object codes, financial condition or performance, plans, strategies, distribution arrangements and other similar information, whether existing prior to or after the date of this Agreement, provided that Confidential Information shall not include information which (i) was disclosed to one party to this Agreement by a source other than another party to this Agreement or its Affiliates or agents without restriction on disclosure and without, to the knowledge of the recipient of the information, any breach of an obligation of confidentiality; (ii) is generally known to the public or in the electronics industry through no fault of the recipient of the information or its Affiliates; (iii) is approved for disclosure by the disclosing party to this Agreement in writing; (iv) is required to be disclosed by operation of law or the requirement of a court or governmental agency; or (v) is independently developed by a party or its Affiliates without use, directly or indirectly, of any Confidential Information of the other party or its Affiliates.

                  1.4 "Consumer Products" means consumer wireless products and consumer electronic products consisting of consumer communications equipment, consumer automotive equipment, consumer marine equipment, consumer amateur radio products and consumer audio products and/or video home entertainment equipment, including, but not limited to, citizen band radios, GMRS radios, marine radios, scanners, intercoms, radio recorders, car radios, itinerant radios, consumer GPS marine products, satellite receivers, video cassette recorders, video cameras, stereophonic and high fidelity components and/or systems, compact disc players, laser disc players, cordless telephones, consumer paging products, telephones with video, and other telephones and antennas and other accessories for the foregoing. The definition of Consumer Products specifically excludes cellular telephones, personal communications systems (PCS) telephones, commercial and two-way paging products, commercial wireless satellite antennas, and the land mobile radio ("LMR") and LMR antenna products, and all other electronic or communications equipment for use in the professional and commercial market and antennas and other accessories for the foregoing;

                  1.5 "License" means the license granted under Article 3 of this Agreement.

                  1.6  "License  Fee"  means the  non-refundable  fee set out in
Article 4.

                  1.7 "Products" means and is expressly limited to land mobile radio products bearing the Trademark manufactured by or for Licensor in the commercial and professional markets. Specifically excluded from the definition of Products are Consumer Products.

                  1.8 "Territory" means the world, excluding the following countries:

                           (i)      the United States of America;

                           (ii)     Canada;

                           (iii)  United  Kingdom,  Ireland,  Germany,  Holland,
Belgium,   Luxembourg,   France,   Spain,   Portugal,   Malta,  Italy,  Austria,
Switzerland, Greece, Cyprus, Turkey, Norway, Sweden, Finland, Iceland, Denmark;

                           (iv) Cameroon,  Nigeria,  Oman, Benin,  Yemen,  Togo,
Burkina Faso, Senegal, Gambia, Sierra Leone, Liberia, Ivory Coast, Ghana, Gabon, Algeria, Congo, Morocco, Angola, Gibraltar, Namibia, Western Sahara, South Africa, Mauritania, Swaziland, Botswana, Niger, Mozambique, Chad, Sudan, Ethiopia, Zimbabwe, Somalia, Kenya, Malawi, Uganda, Tanzania, Zaire, Central African Republic and Rwanda;

                           (v) Iran, Iraq,  United Arab Emirates,  Saudi Arabia,
Bahrain, Qatar, Kuwait, Syria, Jordan, Israel, Lebanon, Egypt, Libya;

                           (vi)  India,   Afghanistan,   Pakistan,   Bangladesh,
Burundi, Sri Lanka, Georgia, Turkmenistan, Kazakstan;

                           (vii)  Guinea  Bisseau,  Guinea,  Equatorial  Guinea,
Canary Islands, Mali, Madagascar, Mauritius;

                           (viii) Anguilla, Antigua and Barbuda, Aruba, Bahamas,
Barbados, Belize, Bermuda, Bonaire, British Virgin Islands, Cayman Islands, Cuba, Curacao, Dominica, Dominican Republic, Grenada, Guadeloupe, Guyana, Haiti, Jamaica, Martinique, Montserrat, Netherlands Antilles, Puerto Rico, Saint Lucia, Saint Vincent and the Grenadines, Trinidad and Tobago, Turks and Caicos Island, Belize, Costa Rica, El Salvador, Guatemala, Honduras, Nicaragua, Panama.

                  1.9 "Trademark" means and is limited to (i) the registered trademark "Midland" in all countries in the Territory and all future registrations obtained by Licensor or its Affiliates in the Territory; (ii) all existing and future rights of Licensor and its Affiliates to the name "Midland" in all countries in the Territory in which trademark registration has not been obtained; and (iii) all existing and future logos used in connection therewith, whether or not registered in all countries in the Territory.

                                   ARTICLE 2
                                  THE TRADEMARK

                  2.1 Licensee will register the Trademark in Licensor's name and at Licensee's expense in those jurisdictions in the Territory where Licensor reasonably determines registration may be necessary or desirable. Licensee will register or record any other documents or material at Licensee's expense as may be required or desirable in Licensor's reasonable opinion in the Territory in order to safeguard the Trademark. Should the laws or regulations of the Territory or any jurisdiction in the Territory require that the Products be registered with, or approved by, any governmental or other authority, then
Licensee shall take such steps as are reasonably necessary to obtain such approval or registration at its expense, always, however, ensuring that Licensor's rights in and to the Products and the Trademark and any other rights are clearly indicated. Licensor shall, at Licensee's expense, cooperate with Licensee in obtaining such approvals or registration. In the event that this Agreement is terminated by Licensor less than five (5) years after the date on which Licensee obtains approvals or registration for the Products in a jurisdiction of the Territory, Licensor shall reimburse Licensee for its reasonable ascertainable expenses in obtaining such approvals or registration. Upon termination of this Agreement, Licensee shall assign to Licensor all rights, title and interest it may have acquired in all such approvals and registrations. Licensee is solely responsible for ensuring that the Products are duly approved and registered in all jurisdictions of the Territory and that its sale and distribution of the Products and use of the Trademark at all times meets all applicable laws and regulations existing at any time in any jurisdiction in the Territory.

                  2.2 Licensor represents that, without having conducted searches or investigations of any kind or reviewed any records, it is not aware of any infringement of the Trademark in the Territory. Licensor does not represent or warrant that Licensor owns the Trademark, that the Trademark is valid or enforceable in the Territory or that the Trademark is or will be free of infringement or that it does not infringe on the rights of others, and Licensor shall have no liability to Licensee arising from any attacks or challenges to the validity, ownership or enforceability of the Trademark or any registrations or applications therefor. Licensee shall promptly advise Licensor of any infringement of the Trademark of which it becomes aware during the term of this Agreement. Licensor shall not be required to prosecute any infringement of the Trademark in the Territory. If Licensor undertakes prosecution of infringement, Licensor is entitled to any amounts recovered in such action. Licensee agrees to render reasonable assistance to Licensor in such action. During the term of this Agreement, Licensee may at its cost prosecute any such infringement as Licensor's agent in the Territory with the prior written consent of Licensor, which consent shall not be unreasonably withheld. Licensee shall keep Licensor apprised of the progress of any such proceeding. Before Licensee may settle such proceeding, it must obtain consent to the settlement from
Licensor, acting reasonably. The parties shall mutually agree, acting reasonably, upon the allocation to each party of any amounts recovered in such proceedings.

                  2.3 Licensor shall have no responsibility in manufacturing, packaging and exporting the Products to Licensee.

                                   ARTICLE 3
                                  LICENSE GRANT

                  3.1 Subject to any existing distribution agreements in or relating to the Territory as disclosed to Licensee, Licensor grants to Licensee an exclusive license to use the Trademark solely in connection with the sale and distribution of Products in the Territory.

                  3.2 Licensee is designated as Licensor's registered user of the Trademark in those countries in the Territory where such registrations are appropriate and Licensee shall co-operate with Licensor in making all applications in connection with such designation as Licensor deems reasonably necessary or desirable. Licensee acknowledges that it is only a licensee of the Trademark and agrees that it shall make no claim of ownership or any other claim to or under the Trademark, apart from its limited ability as a licensee to use the Trademark on the limited category of products pursuant to this Agreement.

                  3.3 Licensee may appoint distributors in the Territory provided such distributors comply with all provisions of this Agreement. Licensee shall enter into agreements with such distributors which contain terms in favour of the Licensee which are the same as or more onerous than those under this Agreement. Licensee shall remain fully responsible to Licensor for the conduct of each of its distributors. Licensee agrees to honour any existing distribution agreements until such agreements are legally terminated.

                                   ARTICLE 4
                       LICENSEE FEE AND BUYING COMMISSION

                  4.1 In consideration for the License, Licensee agrees to release Licensor from its obligation to pay US$900,000 to Licensee.

                                   ARTICLE 5
                              PROMOTION OF PRODUCTS

                  5.1 Licensee shall use its best efforts to promote and market the full range of Products and to maximize the distribution and sale of the Products and to protect and promote the reputation and goodwill of the Products, the Trademark and Licensor and the brand perception of the Products.

                  5.2 Licensee shall comply with all standards for the Products as specified by Licensor from time to time. Licensee shall promptly notify Licensor of any complaints or claims about the Products and shall comply with the procedure specified by Licensor for dealing with such complaints or claims.

                  5.3 Licensee agrees that all marketing plans relating to the Products in the Territory shall be developed in consultation with Licensor and in accordance with the worldwide marketing policies of Licensor as may be amended from time to time.

                  5.4 Licensee agrees to purchase from Midland Japan, attention Mr. Mori its requirements for the Products and Licensee agrees and acknowledges that Licensor shall have no responsibility or obligation to accept or deliver any Products to the Licensee hereunder.

                                   ARTICLE 6
                              RELEASE AND INDEMNITY

                  6.1 As additional consideration for the License, Licensee and its respective Affiliates, successors and assigns, hereby unconditionally indemnify, release and hold Licensor and its respective officers, directors, partners, shareholders, employees, Affiliates and assigns (the "Indemnified Parties") harmless from any and all claims, losses and causes of action whatsoever, arising from any understandings, negotiations, representations, relationships or statements, express or implied, involving any of the Indemnified Parties which occurred or existed or which Licensee claims to have occurred or existed prior to the date of this Agreement.

                  6.2 Licensee shall at all times maintain comprehensive general liability insurance, including product liability coverage, with minimum limits of not less than One Million Dollars ($1,000,000). Licensor shall be a named insured under the insurance. Upon request, Licensee shall provide to Licensor a certificate evidencing such insurance.

                                   ARTICLE 7
                      ADDITIONAL COVENANTS AND RESTRICTIONS

                  7.1 During the term of this Agreement, without the written consent of Licensor, Licensee shall not and shall not cause or permit any of its agents, Affiliates or distributors to (a) sell any Products under the Trademark outside of the Territory, or (b) knowingly sell any Products under the Trademark in the Territory for resale outside of such Territory.

                  7.2 Licensee may use the Trademark in the sale, display, promotion and servicing of Products, but only in accordance with this Agreement and only to the extent the Products are associated with the Trademark. Licensee may not use or attempt to register on its own behalf the Trademark, the term "Midland" or any logos associated therewith or any similar term or logo as part of any mark, name, trade style or business or corporate names of Licensee or in connection with the sale, display, servicing or promotion of any products other than the Products except in accordance with this Agreement. No other use may be made of the Trademark without Licensor's prior written consent. Licensor reserves the right, acting reasonably, to review and approve all uses of the Trademark by Licensee on Products or in Licensee's promotional material or otherwise prior to the introduction of such use, such approval not to be unreasonably withheld; provided, that approval will be deemed to have been given if Licensor does not object in writing to Licensee's proposed use within 10 business days after receipt of such materials for review. The Trademark is the exclusive property of Licensor and all rights to all goodwill developed with respect to the Trademark or any derivation thereof shall accrue solely to the benefit of Licensor. Licensee shall not at any time, during the term of this Agreement or thereafter, do or cause to be done any thing, directly or indirectly, which may affect the distinctiveness, validity, ownership or enforceability of the Trademark.

                  7.3 At the request of Licensor, Licensee shall affix to all Products and display in a reasonable manner in all promotional literature and materials the following legend or such other legend as Licensor may prescribe from time to time:

         "Midland" is a registered trademark of Simmonds Capital Limited, Toronto, Ontario, Canada, used under license.

                  7.4 Licensor shall have no liability for any product warranties extended by Licensee or its suppliers. Licensee shall indemnify and hold Licensor and its officers, directors, employees, shareholders, Affiliates and assigns harmless from all claims, demands, damages, costs, liabilities, actions and causes of action arising from any breach of warranty by Licensee or its suppliers or any failure of or defect in any Products sold or distributed by Licensee, unless such Products were manufactured, supplied or distributed by Licensor and are covered by Licensor's warranty.

                  7.5 Licensor shall have no responsibility, obligation or liability to accept or deliver any Products which Licensee may order pursuant to this Agreement and Licensee further acknowledges and agrees that all purchases of Products are to be co-ordinated through Midland Japan, attention Mr. Mori.

                  7.6 Licensee shall conduct its business in compliance with applicable laws and regulations. Licensee may use the Trademark only in connection with the distribution and sale of Products of standard commercial quality when put to their intended use. Licensor shall have the right to conduct an annual inspection of the operations and facilities of Licensee and its supplier and distributors to ensure compliance with the covenants contained in this Section 7.6.

                  7.7 Licensee shall assume responsibility for compliance with all applicable laws and regulations, including but not limited to customs laws and regulations, in connection with the importation, distribution and sale of Products bearing the Trademark.

                                   ARTICLE 8
                                 CONFIDENTIALITY

                  8.1 The parties acknowledge that they may receive or come into contact with Confidential Information in connection with this Agreement or prior dealings between the parties or their Affiliates. A party receiving Confidential Information (the "Recipient") shall not disclose to others or use for any purpose any Confidential Information of the other party without the written consent of the party disclosing the Confidential Information (the "Discloser"). The Recipient shall use the same care and discretion, but in no event less than reasonable care and discretion, to prevent unauthorized use or disclosure of Confidential Information as it employs with similar information of its own. The covenants of confidentiality herein contained will apply after the date of this Agreement to any Confidential Information, whether disclosed prior to or after such date.

                  8.2 The parties acknowledge that any breach by them of the provisions of Section 8.1 could cause irreparable injury to the Discloser which would not be fully compensable in damage. Accordingly, the Discloser shall be entitled to obtain injunctive relief from a court of competent jurisdiction against any breach or threatened breach by the Recipient of such provisions, without the necessity of posting bond or proving lack of an adequate remedy at law.

                                   ARTICLE 9
                                   ARBITRATION

                  9.1 Unless either party elects to bring an action for injunctive relief under Article 8, any dispute, controversy or claim arising out of or relating to this Agreement or any breach hereof shall be resolved by arbitration in accordance with the then existing Rules of Conciliation and Arbitration of the International Chamber of Commerce, as modified hereby.

                  9.2 Unless otherwise agreed by the parties, the arbitration panel shall consist of three arbitrators, one to be appointed by Licensor and one to be appointed by Licensee, with the third to be appointed by the two arbitrators appointed by Licensor and Licensee. If either of the parties fails to appoint an arbitrator within 30 days after receipt of notice of the appointment by the other of its arbitrator, or if the two arbitrators fail to appoint a third, then the International Chamber of Commerce will have the power, at the request of either party, to make the appointment(s) which has not been made as contemplated above.

                  9.3 The arbitrator shall not have the power of amiable compositors. Unless the parties otherwise agree the arbitration shall take place in Toronto, Ontario, Canada. Both parties shall be entitled to representation by counsel, to appear and present oral and written evidence and argument to compel the testimony of witnesses and the production of documents, to obtain a written list of the other party's witnesses and documents prior to the hearing, and to examine and cross-examine witnesses. The substantive law governing this Agreement shall also govern the arbitration proceeding. The arbitration proceedings, all pleadings and evidence therein, and the arbitral award shall be in the English language, with any translation into another language to be at the expense of Licensee. The arbitral award shall be in writing and shall explain the reasons for the award. The arbitral award shall be final and binding on the parties. The expense of arbitration shall be shared equally by the parties unless otherwise decided by the arbitrators.

                  9.4 Each party agrees that final judgment on an arbitral award rendered against it in any action or proceeding relating to this Agreement shall be conclusive and may be enforced, to the extent permitted by applicable law, in any jurisdiction within or without the Territory by suit on the judgment, a certified copy of which shall be conclusive evidence thereof, or by such other means provided by applicable law.

                                   ARTICLE 10
                              TERM AND TERMINATION

                  10.1 Unless terminated in accordance with this Article 10 or other provisions under this Agreement, this Agreement shall be for a term commencing on the date hereof and continuing indefinitely.

                  10.2 This Agreement may be terminated at any time by Licensee by giving 30 days written notice to Licensor.

                  10.3 Without prejudice to any rights of action or any claims for damage of rights accrued at the date of termination, Licensor may terminate this Agreement:

         (a) in the event of a breach of any term of this Agreement by Licensee, provided that Licensee retains the right to cure any such breach not later thirty (30) days following notice of the breach given to Licensee;

         (b) immediately in the event Licensee takes steps to enter into liquidation or becomes insolvent, bankrupt or enters into a deed of arrangement for the benefit of its Creditors or commits any equivalent act or thing under any applicable law, or if a receiver is appointed for its assets or business.

                  10.4 Upon any termination of this Agreement by the parties or by Licensee or by operation of law, the Licensee and all rights of Licensee to use the Trademark shall immediately terminate, and Licensee shall immediately discontinue all use of the Trademark, except as necessary in the reasonable judgment of Licensor to enable Licensee to dispose of any then existing inventories of Licensee which display the Trademark. Licensor shall not be liable to Licensee or any Affiliate for any damage, loss or expense reimbursement or any refund of all or part of the License Fee arising from any termination of this Agreement. All payments due under this Agreement immediately become payable to Licensor.

                                   ARTICLE 11
                                  MISCELLANEOUS

                  11.1 Nothing in this Agreement shall be construed to deem Licensor and Licensee partners, joint ventures, principal and agent or vendor and distributor, or create any relationship other than licensor-licensee. Licensee is not a distributor, representative or agent of Licensor, and neither party shall have the right to contract for or to bind the other in any way.

                  11.2 Each party consents to service of process upon it in any proceeding brought pursuant to the terms hereof by mailing copies of any notice or pleadings by registered mail, return receipt requested to it at its address set forth in Section 11.4. The foregoing shall not limit the right of either party to serve process in any other manner permitted by applicable law and shall not limit the ability of either party to bring any proceeding or to obtain execution of any judgment rendered in any such proceeding in any other jurisdiction in which the other party or any of its property or assets may be found.

                  11.3 This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario.

                  11.4 Any notice required or permitted hereunder shall be in writing and may be hand delivered or sent by commercial overnight courier, registered or certified mail or facsimile transmission;

         (a)      to Licensor

                  Midland International Corporation
                  Suite 1050
                  5255 Yonge Street
                  Willowdale, Ontario
                  M2N 6P4

                  Attention:        Chief Executive Officer
                  Facsimile:        (416) 221-3800

         (b)      to Licensee:

                  Simmonds Capital Limited
                  Suite 1050
                  5255 Yonge Street
                  Willowdale, Ontario
                  M2N 6P4

                  Attention:        Chief Executive Officer
                  Facsimile:        (416) 221-3800

         or to such other address or facsimile number as either party may notify the other in writing in accordance with this Section 11.4.

                  11.5 This Agreement may be executed in counterparts, each of which shall be deemed an original and both of which, taken together, shall constitute one and the same instrument. A facsimile signature of this Agreement shall be valid if followed by a signed hard copy.

                  11.6 This constitutes the entire agreement of the parties with regard to the subject matter hereof, and may not be modified, altered or amended except in writing and signed by all parties hereto. Any prior agreement and any other agreement, arrangement and understanding between the parties or their Affiliates, written or oral, express or implied, are hereby terminated.

         11.7 (a) This Agreement shall be binding on and ensure to the benefit of the parties hereto. Licensor may not assign this Agreement or any rights hereunder to any successor owner or assignee of the Trademark, other than to American Digital Communications, Inc. ("ADC, Inc."), without giving written notice to Licensee and ADC, Inc.

         (b) Licensee may not assign this Agreement or grant a sublicense of all or any of its rights except with the prior written consent of Licensor and then only to a party which undertakes in a written instrument reasonably acceptable to Licensor to abide by and agree to perform all covenants, obligations and restrictions of and upon Licensee under this Agreement.

                  11.8 If any provision of this Agreement is determined by an arbitrator or a court of competent jurisdiction to violate any applicable law or public policy, such provision shall be severed herefrom, provided such severance may be effected in such a way as not to destroy the essential meaning and intent of this Agreement and the remaining provisions hereof shall remain in full force and effect.

                  11.9 All dollar amounts in this Agreement are in currency of the United States of America.

                  11.10 This Agreement may be executed in one or more counterparts, which can include facsimile counterparts, each of which when so executed shall constitute an original and all of which together shall constitute one and the same agreement.

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date set forth above.

                                   MIDLAND INTERNATIONAL CORPORATION

                                   By:      ____________________________________


                                   SIMMONDS CAPITAL LIMITED

                                   By:      ____________________________________

                         [Letterhead of Heenan Blaikie]

November 13, 1996


American Digital Communications, Inc.
3773 Cherry Creek North Drive
Suite 615
Denver, Colorado 80209

- and -

Brasher & Company
90 Madison Street
Suite 707
Denver, Colorado 80209

Dear Sirs:

Re:  Assignment of License Rights to American Digital Communications, Inc.

         We have acted as counsel to Simmonds Capital Limited ("SCL") in connection with the grant, assignment and transfer of all of SCL's right, title and interest in and to the License Rights (as such term is defined in the Asset Purchase Agreement described below) to American Digital Communications, Inc. ("ADC, Inc.") and the granting by SCL and Midland International Corporation ("MIC") to ADC, Inc. of a right to purchase certain in-stock inventory of SCL and MIC. As such, we have participated in the preparation of: (i) the asset purchase agreement (the "Asset Purchase Agreement") dated November 8, 1996 among SCL, MIC, ADC, Inc. and American Digital Corporation; and (ii) the license agreement (the "License Agreement") dated November 8, 1996, between SCL and ADC, Inc.

         We have examined originals or copies, certified or otherwise identified to our satisfaction, of the constating documents, articles and by-laws of SCL, such corporate records of SCL, such certificates and letters of public officials and officers of SCL, and such other documents, and have considered such questions of law and made such other investigations, as we have deemed relevant or necessary as the basis for the opinions hereinafter expressed. In all such examinations, we have assumed the genuineness of all signatures, the legal capacity of all individuals, the authenticity of all documents submitted to us as originals, the conformity to original documents of ail documents submitted to us as certified, conformed or photostatic copies or facsimiles thereof and the authenticity of the originals of such certified, conformed or photostatic copies or facsimiles.

         We express no opinion as to any matters governed by any laws other than the laws of the Province of Ontario and the federal laws of Canada applicable therein.

         In expressing the enforceability opinion set forth in paragraph 4, we have assumed that the Asset Purchase Agreement and the License Agreement constitute legal, valid and binding obligations of the parties thereto other than SCL, and are enforceable against such parties in accordance with their respective terms, subject to the qualifications on enforceability referred to in the following paragraph.

         With respect to the opinions expressed in paragraph 1 hereof, we have relied, without independent verification, upon a certificate of status from the Ministry of Consumer and Corporate Relations for SCL dated November 13, 1996.

         The opinions expressed below are subject to the qualification that the rights and remedies of the parties to the Asset Purchase Agreement and the License Agreement contained in the said agreements may be subject to and affected by the laws relating to bankruptcy, insolvency, reorganization or creditors' rights generally and by the equitable or statutory powers of the courts to stay proceedings before them, to stay the execution of judgments and to grant relief against forfeiture. Further, the enforcement of the Asset Purchase Agreement and the License Agreement, or any judgment arising out of or in connection therewith is subject to the general principles of equity. In particular, we express no opinion as to whether a court will order an injunction, specific performance or other equitable remedies with respect to any particular provision of the Asset Purchase Agreement and the License Agreement.

         Based and relying upon and subject to the foregoing, we are of the opinion that:

                  SCL is a corporation incorporated and existing under the laws of the Province of Ontario. SCL has full corporate power and authority to own its properties and assets and to carry on its business as currently conducted by it.

                  SCL has the requisite corporate power and authority to execute and deliver and to carry out its obligations under the Asset Purchase Agreement and the License Agreement.

                  All  necessary  corporate  action  has  been  taken  by SCL to authorize the execution and delivery by it of the Asset Purchase Agreement and the License Agreement and the performance of its obligations thereunder.

                  Each of the Asset Purchase Agreement and the License Agreement has been duly authorized, executed and delivered by SCL and constitutes a legal, valid and binding obligation of SCL enforceable against SCL in accordance with its terms.

                  The execution and delivery by SCL of the Asset Purchase Agreement and License Agreement and the performance by SCL of its obligations thereunder do not and will not result in any breach or violation of, or conflict with any of the provisions of, (i) the constating documents or by-laws of SCL, or (ii) the provisions of any law, statute, rule or regulation applicable to SCL.

                  No approval, authorization, consent, permit or other action by, or filing with, any governmental body or authority or any regulatory agency, body or tribunal having jurisdiction is required in connection with the execution and delivery by SCL of the Asset Purchase Agreement or the License Agreement or the performance by SCL of its obligations thereunder.

         This opinion is provided solely for your use in connection with the above referenced transaction and may not be relied upon by you for any other purpose or quoted from or relied upon by any other person.

Yours very truly,
Heenan Blaikie


                                       -3-